SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                   of the Securities and Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            Hemagen Diagnostics, Inc.
        ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
        ------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [X]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

               -----------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------
[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of this filing.

          (1)  Amount Previously Paid:

               -----------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------
          (3)  Filing Party:

               -----------------------------------------------------------------
          (4)  Date Filed:

               -----------------------------------------------------------------

                            HEMAGEN DIAGNOSTICS, INC.
                              34-40 Bear Hill Road
                          Waltham, Massachusetts 02451


                                                                  March 24, 2000


To our Stockholders

     Your are cordially invited to attend the annual shareholders' meeting to be held at 10:00 a.m. on Tuesday, April 25, 2000 at Summerfield Suites Hotel, 54 Fourth Avenue, Waltham, Massachusetts 02451. This will be the first annual shareholders' meeting under new management.

     At the Annual Meeting you will be asked to elect two Directors of the Corporation and approve the Director's Stock Option Plan.

     Details of the matters to be considered at the Annual Meeting are contained in the proxy statement.

     Whether you plan to attend or not, please, sign, date and return the enclosed proxy card.

                                          Sincerely,




                                          Jerry L. Ruyan
                                          Chairman of the Board

                            NOTICE OF ANNUAL MEETING
                                       OF
                    STOCKHOLDERS OF HEMAGEN DIAGNOSTICS, INC.




Time:

         10:00 a.m., Eastern Time


Date:

         April 25, 2000


Place:

         Summerfield Suites Hotel
         54 Fourth Avenue
         Waltham, Massachusetts  02451


Purpose:

         .        Elect directors
         .        Approve Directors' Stock Option Plan

     Shareholders of record on March 10, 2000 are entitled to vote at this meeting. The approximate mailing date of this Proxy Statement and accompanying Proxy Card is March 24, 2000.


     Your vote is important. Please complete, sign, date, and return your proxy card promptly in the enclosed envelope.



                                              Thomas A. Donelan
                                              Secretary

March 24, 2000

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----


GENERAL INFORMATION.......................................................... 3

ELECTION OF DIRECTORS........................................................ 3

BOARD COMMITTEES............................................................. 4

APPROVAL OF A DIRECTORS' STOCK OPTION PLAN................................... 5

INDEPENDENT OF PUBLIC ACCOUNTANTS............................................ 6

DIRECTOR COMPENSATION........................................................ 6

PRINCIPAL SHAREHOLDERS....................................................... 6

SUMMARY COMPENSATION TABLE................................................... 7

OPTION GRANTS IN LAST FISCAL YEAR............................................ 7

FISCAL 1999 OPTION EXERCISESAND FISCAL YEAR-END OPTION VALUES................ 8

SHAREHOLDER PROPOSALS FOR NEXT YEAR.......................................... 9

QUESTIONS?................................................................... 9

SECTION 16(A) BENEFICIAL OWNER REPORTING COMPLIANCE.........................  9

GENERAL INFORMATION

Who may vote

Shareholders of Hemagen, as recorded in our stock register on March 10, 2000, may vote at the meeting. As of that date, Hemagen had 7,780,390 shares of Common Stock outstanding.

How to vote

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How proxies work

We are asking for your proxy. If you give us your proxy this means that you are authorizing us to vote your shares at the meeting as you direct. You may vote for all, some, or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

If you sign and return the enclosed proxy card without specifying how to vote, we will vote your shares in favor of all of the proposals listed.

If you hold shares through a stockbroker or other party, you may receive materials from them asking how you want them to vote your shares. You may receive more than one proxy card depending on how your shares are held.
Shares registered in your name will be covered by one card.

Revoking a proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting, or by notifying Hemagen's Secretary in writing at the address under "Questions?" on page 10.

Quorum

In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

The two director candidates receiving the most votes will be elected to fill the seats on the Board. Approval of the other proposal requires the favorable vote of a majority of the votes cast. Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes. Broker non-votes occur when a broker returns a proxy card but does not have authority to vote on a particular proposal.

Other Matters

Any other matters considered at the meeting, including adjournment, will require the affirmative vote of a majority of shares voting.

Voting by Proxy

All proxies properly signed will, unless a different choice is indicated, be voted "FOR" the election of the two nominees for Director proposed by the Board of Directors and "FOR" the other proposal.

If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

The Board of Directors oversees the management of the Company on your behalf. The Board reviews Hemagen's long-term strategic plans and exercises direct decision-making authority in key areas, such as, choosing the Chief Executive Officer, setting the scope of his authority to manage the company's business day to day, and evaluating management's performance.

The Board has nominated for election for terms expiring at the Annual Meeting in 2003 Dr. Alan S. Cohen and Jerry L. Ruyan. The terms of Dr. Ricardo M. de Oliveira and Christopher P. Hendy expire in 2001 and those of Thomas A. Donelan and William P. Hales in 2002. The election of directors is determined by a plurality of votes cast. Cumulative voting is not provided for in the election of directors of Hemagen.

If a director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

The Board of Directors was reorganized following a consent solicitation by Thomas A. Donelan, William P. Hales, Christopher P. Hendy and Jerry L. Ruyan. Among other things, the solicitation sought to remove all directors and replace them with Messrs. Donelan, Hales, Hendy and Ruyan. Following delivery of consents, the consent solicitation was settled pursuant to a Settlement Agreement entered into on September 30, 1999. Under that Agreement, four of Hemagen's then directors, namely, Carl Franzblau, Lawrence Gilbert, Charles W. Smith and Paul N. Fruitt resigned and were replaced by Messrs. Donelan, Hales, Hendy and Ruyan. Drs. Cohen and de Oliveira, who were previously elected by shareholders, remained as directors.

Thomas A. Donelan, William P. Hales and Christopher P. Hendy were elected to the Audit Committee and Alan S. Cohen, Thomas A. Donelan, William P. Hales and Jerry
L. Ruyan were elected to the Compensation Committee.

Since September 30, 1999 was also the close of Hemagen's fiscal year, all information relating to fiscal 1999 will describe the officers and directors in place until September 30, 1999.

BOARD COMMITTEES

The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board. The Board of Directors does not have a nominating committee or executive committee.

The Audit Committee is responsible for reviewing the Company's internal accounting operations. It also recommends the employment of independent accountants and reviews the relationship between the Company and its outside accountants.

The Compensation Committee is responsible for establishing compensation for management and administering the Company's stock option plans.

The Company's present officers and directors are as follows:


Alan S. Cohen           Dr. Cohen  has  served as a Director  of the Corporation
Age 73                  since its  inception.  Dr.  Cohen has  been  employed by
Director since 1993     the Boston University School of Medicine as a  Professor
Term expires 2000       of Medicine since  1968 and  Professor  of  Pharmacology
                        since  1974.    Dr.  Cohen  is  Editor-in-Chief  of  the
                        International  Journal of Amyloid.  Dr. Cohen served  as
                        the   Director  of  the   Arthritis  Center  of   Boston
                        University  from  1976 to 1994. From  1973 to 1992,  Dr.
                        Cohen  served  as  Chief  of   Medicine  of  Boston City
                        Hospital. Dr. Cohen is a past  president of the American
                        College of Rheumatology. Dr. Cohen received his Bachelor of Arts degree from Harvard College and his M.D. degree from the Boston University School of Medicine.


Ricardo M. de Oliveira  Dr. de Oliveira has been the Vice  President of Research
Age 48                  and Development and a Director of the Corporation  since
Director since 1993     its inception.From 1980 through 1990, Dr. deOliveira was
Term expires 2001       a  Professor  at  the University of Sao Paulo in Brazil.
                        Dr. de Oliveira was the Director of Clinical Pathology at the Cancer Hospital of Sao Paulo, Brazil. Dr. de
                        Oliveira received  his M.D. degree from the Faculdade de
                        Ciencias Medicas da Santa Casa de Sao Paulo in Brazil.

Thomas A. Donelan       Mr.  Donelan  has  been  a  founding  member of  Redwood
Age 44                  Holdings, Inc., a privately held  venture capital  firm,
Director since 1999     since 1995.  Prior to that time  he was a Vice President
Term expires 2002       of Commercial Lending at Fifth Third Bank in Cincinnati,
                        Ohio.  He also served  as a board  member for Blue  Chip
                        Venture Fund in Cincinnati,  and  Alpha Capital  Venture
                        Fund in Chicago.  He serves  on  the  boards of Meritage
                        Hospitality  Group Inc., a  public  company;  Schonstedt
                        Instrument Company and the Avon  Workshop  Inc., private
                        companies;  and  St.  Joseph  Orphanage,   a  charitable
                        organization.  Mr.  Donelan  earned  a  B.S.   degree in
                        Political Science from Northern Kentucky University and a J.D. from Chase College of Law.


William P. Hales        Mr.  Hales  is  President  of  Hemagen.  He is a Senior
Age 37                  Investment  Advisor  with  Jesup &   Lamont  Securities
Director since 1999     Corporation, an investment banking and  brokerage firm.
Term expires 2002       He has  been a  full time money  manager  with  several
                        investment  banking  and brokerage  firms  since  1992.
                        Prior  to  that  he  was  a practicing CPA with Coopers
                        & Lybrand and Ernst & Young. Mr. Hales earned a B.A. in
                        Accounting  from  Pace  University.  He  is a Certified
                        Public Accountant.



Christopher  P. Hendy   Mr. Hendy has been a member of Redwood Holdings, Inc., a
Age 42                  Holdings, Inc., a privately  held venture  capital firm,
Director since 1999 since 1996. Prior to that time he was a Vice President Term expires 2001 and Manager of the Asset-Based Lending Department of
                        Fifth Third Bank in Cincinnati,  Ohio.  Prior to that he
                        was Vice President  at Marine  Midland  Bank.  He serves
                        on the boards of Meritage  Hospitality   Group  Inc.,  a
                        public company; Schonstedt Instrument Company and the Avon Workshop Inc., private companies. Mr. Hendy earned a B.S. degree in Business Administration from Xavier
                        University.


Jerry L. Ruyan          Mr.  Ruyan is  Chairman  and Chief  Executive Officer of
Age  53                 Hemagen. He is a  founding member  of Redwood  Holdings,
Director since 1999     Inc., a privately held venture capital firm.    Prior to
Term expires 2000       that he was  a  Founder, Director,  President  and Chief
                        Executive  Officer of  Meridian  Diagnostics,  Inc.,   a
                        public company that develops  diagnostic  test  products
                        for  the  global  medical  industry.   He  served  as  a
                        Director of Meridian until July 7, 1999, when he  became
                        part of a  consent  solicitation  to change the board of
                        Hemagen  Diagnostics,  Inc. He serves on the  boards  of
                        Meritage Hospitality Group Inc.,  and PopMail.com  Inc.,
                        which  are  public  companies;  Schonstedt    Instrument
                        Company and The Last Best Place Catalog Company, private companies; and is a Trustee for Ashland University. Mr.
                        Ruyan  earned a  B.S.  degree in  Biology  from  Ashland
                        University and a Master's Degree in Microbiology from The Ohio State University.


APPROVAL OF A DIRECTORS' STOCK OPTION PLAN
(Item 2 on the Proxy Card)

Your Board of Directors is recommending approval of a Directors' Stock Option Plan adopted by the Board of Directors on December 16, 1999, subject to shareholder approval. The Plan reserves 500,000 shares of Hemagen Common Stock for issuance. The following is a summary of the Plan which appears in its entirety as Exhibit A to this Proxy Statement.

The Plan provides that effective at the 2000 Annual Meeting of Shareholders each director elected at that meeting and those continuing in terms expiring in later years will be granted an option to purchase 10,000 shares of Common Stock and that similar grants would be made at the time of each Annual Shareholders' Meeting. Should any person become an eligible director during the year, they shall also be granted at election, whether by shareholders or directors, an option to purchase 10,000 shares.

The exercise price for the options will be the last closing sale price of Hemagen's Common Stock reported prior to the date of grant. On March 10, 2000, the closing price of Hemagen's Common Stock was $3.13 per share. All options are granted for a ten year term.

The options are exercisable in full at the time of grant. If a holder of an option becomes an employee or officer or director of a competitor of Hemagen, their option will automatically terminate.

Non-employee directors who receive options incur no federal income tax liability at the time of grant. Non-employee directors exercising options recognize taxable income and the Company has a tax deduction at the time of exercise to the extent of the difference between the market price on the day of exercise and the exercise price.

The affirmative vote of a majority of votes cast at the meeting is required to approve the adoption of this Plan.


INDEPENDENT PUBLIC ACCOUNTANTS

Hemagen's independent public accountants for fiscal 1999 were BDO Seidman LLP. At this time the Board does not seek ratification of an independent public accountant for fiscal 2000 because this Company would like to entertain competitive bids for the engagement.

Representatives of BDO Seidman LLP are expected to be present at the Shareholders' Meeting and will be given an opportunity to comment, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

DIRECTOR COMPENSATION

Non-employee directors of Hemagen are paid $10,000 per year plus reimbursement of travel expenses.

The former Board of Directors met 9 times in fiscal 1999. The Audit and Compensation Committees did not meet separately. All directors attended all meetings of the Board of Directors except for Dr. de Oliveira who attended five meetings.

                             PRINCIPAL SHAREHOLDERS

The following are the only shareholders known to beneficially own more than 5% of Hemagen's outstanding Common Stock as of March 10, 2000:


                                          Amount and Nature of        Percent
  Name of Beneficial Owner                Beneficial Ownership       of Class
  ---------------------------------       --------------------       --------
  Thomas A. Donelan                             2,787,842              28.8%
  William P. Hales                              2,787,842              28.8%
  Christopher P. Hendy                          2,787,842              28.8%
  Jerry L. Ruyan                                2,787,842              28.8%
  Randall J. Kirk and
  Clinical Chemistry Holdings, Inc.               500,000              6.45%

The business address of Mr. Hales and Mr. Ruyan is 34-40 Bear Hill Road, Waltham, Massachusetts 02451. The business address of Messrs. Donelan and Hendy is 9468 Montgomery Road, Cincinnati, Ohio 45242. The business address of Mr. Kirk is the Governor Tyler, 1908 Downey Street, Radford, Virginia 24141 and the business address of Clinical Chemistry Holdings, Inc. is 101-B Creekridge Road, Greensboro, North Carolina 27046.

All shares and rights to acquire shares owned by each of the above individuals are deemed to be owned by all of them. The numbers include warrants to purchase 182,227 shares and options to purchase 1,732,014 shares.

SUMMARY COMPENSATION TABLE

The following sets forth compensation paid to executive officers during the last three fiscal years ended September 30:


                                                                     Long-Term
                                                                   Compensation
                                       Annual Compensation           Awards
                         ----------------------------------------  -------------
                                                                     Securities
Name and                                             Other Annual    Underlying
Principal Position         Year    Salary   Bonus    Compensation      Options
------------------         ----    ------   -----    ------------  ------------
Carl Franzblau             1999   $145,000      0       $7,328(1)           0
Chief Executive Officer    1998    140,000      0        7,324(1)      10,000
                           1997    137,187      0        7,961(1)      10,000
Ira Marks                  1999   $143,900  1,369       $7,109(2)           0
Vice President,            1998    136,908      0        5,607(2)      20,000
Marketing and Sales,
RAICHEM                    1997    136,908      0        4,107(3)      10,000

Ricardo de Oliveira        1999   $120,000  1,200         $  0              0
Senior Vice President      1998    120,000      0          610(1)      10,000
                           1997    118,840      0        5,073              0
William Franzblau          1999   $130,000  1,300       $6,900(2)           0
Chief Financial Officer    1998    110,000      0        5,400(2)      10,000
                           1997    105,000      0        3,150(3)      20,500
Scott Weiss                1999   $130,000  1,300       $8,100(2)           0
Vice President,            1998    110,000      0        5,650(2)      20,000
Marketing and Sales        1997    105,000      0        4,350(2)      21,500

(1)  Reflects provision of a leased car.
(2) Represents contributions in the Company's 401(k) plan and automobile allowance.
(3)  Represents contributions in the Company's 401(k) plan.

OPTION GRANTS IN LAST FISCAL YEAR

No options were granted to any of the named executive officers in fiscal 1999.

FISCAL 1999 OPTION EXERCISESAND FISCAL YEAR-END OPTION VALUES



                                            Number of Securities       Value of Unexercised
                                           Underlying Unexercised     In-the-Money Options at
                      Shares                 Options at FY-End                FY-End
                     Acquired    Value
     Name           on Exercise Realized Exercisable/Unexercisable   Exercisable/Unexercisable
------------------- ----------- -------- -------------------------   -------------------------
Carl Franzblau           0         0           20,000/20,000                    0/0
Ricardo de Oliveira      0         0                                            0/0
William Franzblau        0         0           30,500/35,500                    0/0
Scott Weiss              0         0           41,500/41,500                    0/0
Ira Marks                0         0                                            0/0
Myrna Franzblau                                40,000/40,000                    0/0



SHAREHOLDER PROPOSALS FOR NEXT YEAR

The deadline for shareholder proposals to be included in the Proxy Statement for next year's meeting is November 28, 2000.

The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in the Company's Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2001 Annual Shareholders' Meeting, it must be received prior to March 11, 2001. If there is a change in the anticipated date of next year's annual meeting or these deadlines by more than 30 days, we will notify you of this change through our Form 10-Q filings.

QUESTIONS?

If you have questions or need more information about the annual meeting, write to:

         Thomas A. Donelan, Secretary
         Hemagen Diagnostics, Inc.
         9468 Montgomery Road
         Cincinnati, Ohio   45242

         or call us at (513) 984-9730.

SECTION 16(A) BENEFICIAL OWNER REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Hemagen's executive officers, directors and persons who own more than 10% of a registered class of Hemagen's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish Hemagen with copies of these reports. Based on a review of the copies of such reports received by it, and upon written representations from certain reporting persons that no reports were required, Hemagen believes that all of its executive officers, directors and 10% shareholders complied with Section 16 reporting requirements during fiscal 1999, with the exception of the Forms 3 for Christopher P. Hendy, Jerry L. Ruyan, Thomas A. Donelan and William P. Hales, which were not filed in a timely manner.

HEMAGEN DIAGNOSTICS, INC.


                    The  undersigned  hereby appoints JERRY L. RUYAN and WILLIAM
                    P.  HALES,  or either of them,  proxies of the  undersigned, each with the power of  substitution,  to vote all shares of
                    Common Stock which the undersigned would be entitled to vote
   PROXY            on the matters  specified below and in their discretion with
    FOR             respect to such other  business as may properly  come before
   ANNUAL           the Annual Meeting of Shareholders  of Hemagen  Diagnostics,
   MEETING          Inc. to be held on April 25, 2000 at 10:00 A.M. Eastern Time at  Summerfield  Suites Hotel,  54 Fourth  Avenue,  Waltham,
                    Massachusetts  02451  or  any  adjournment  of  such  Annual
                    Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1.   Authority to elect as directors the two nominees listed below.

          FOR _______                          WITHHOLD AUTHORITY _______

                      JERRY L. RUYAN AND DR. ALAN S. COHEN

     WRITE THE NAME OF ANY NOMINEE(S) FOR WHOM AUTHORITY TO VOTE IS WITHHELD

2.   Approval of Directors' Stock Option Plan

     FOR _______                 AGAINST_______                  ABSTAIN _______



             THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF
                DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.


        (This proxy is continued and is to be signed on the reverse side)

                                   Date
                                         --------------------------------------


                                   --------------------------------------------


                                   --------------------------------------------
                                   Important: Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. In the case of joint holders, all should sign.)







           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS